                                                                   EXHIBIT 10.21


                                   TERM NOTE E

U.S. $7,950,000                                           Dated:  June 28, 2002

         FOR VALUE RECEIVED, the undersigned, PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation, PSYCHIATRIC SOLUTIONS OF ALABAMA, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF FLORIDA, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC., a Tennessee corporation, SOLUTIONS CENTER OF LITTLE ROCK, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC., a Tennessee corporation, PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC., a Tennessee corporation, PSI-EAP, INC., a Delaware corporation, SUNSTONE BEHAVIORAL HEALTH, INC., a Tennessee corporation, THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation, PSI HOSPITALS, INC., a Delaware corporation, PSI TEXAS HOSPITALS, LLC, a Texas limited liability company, PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC., a Tennessee corporation, TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership, TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership, NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership, AERIES HEALTHCARE CORPORATION, a Delaware corporation, AERIES HEALTHCARE OF ILLINOIS, INC., an Illinois corporation, HOLLY HILL REAL ESTATE, LLC, a North Carolina limited liability company, CYPRESS CREEK REAL ESTATE, L.P., a Texas limited partnership, WEST OAKS REAL ESTATE, L.P., a Texas limited partnership, and NEURO REHAB REAL ESTATE, L.P., a Texas limited partnership (individually and collectively, "BORROWER"), hereby promises to pay to CAPITALSOURCE FINANCE LLC ("LENDER") the unpaid principal amount at any time outstanding, which shall not exceed SEVEN MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS ($7,950,000) (the "TERM LOAN"), with interest thereon and all other Obligations under the Revolving Credit and Term Loan Agreement dated as of November 30, 2001, between Borrower, Agent and Lenders (as those terms are defined therein) (as heretofore and may hereafter be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), on the Term Loan Maturity Date (as defined below) or otherwise at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

         1. INTEREST PAYMENTS. (a) Borrower promises to pay interest on the outstanding principal amount of the Term Loan from the date of funding of the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal amount of the Term Loan under this Term Note E (the "TERM NOTE") shall be due and payable monthly in arrears on the first calendar day of each calendar month, commencing July 1, 2002, at an annual rate of the Prime Rate, plus 4.75%; provided, however, that, notwithstanding any other provision of this Agreement or any other Loan Document, the interest on the outstanding principal balance of the Term Loan under this Term Note E shall be not less than 10.0%, in each case calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period.

                  (b) Advances under the Revolving Facility shall be made automatically for the payment of interest on the Term Loan and other Obligations on the date when due to the extent available and as provided for in the Loan Agreement. Any payments of principal or interest or other amounts on or payments under this Term Note not paid automatically through Advances under the Revolving Facility as provided in the Loan Agreement shall be paid to

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Lender only by wire transfer on the date when due, without offset or counterclaim, in dollars in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Term Note, any payments or prepayments received upon termination or otherwise under this Term Note shall be credited and applied in such manner and order as Lender shall decide in its sole discretion.

         2. PRINCIPAL PAYMENT AND MATURITY. Unless earlier due and payable or accelerated under the Loan Agreement, this Term Note shall mature, and the outstanding principal balance hereunder and other Obligations under the Term Loan, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall be made monthly pursuant to the Loan Agreement beginning July 1, 2002 and continuing on the 1st day of each month thereafter through the last month of the Term Loan Term; and (b) the unpaid principal of the Term Loan and all other Obligations under the Term Loan shall be due and payable in full, and this Term Note shall mature, if not earlier in accordance with the Loan Agreement, on the earlier of (i) the occurrence of an Event of Default if required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (ii) the last day of the Term Loan Term (such earlier date being the "TERM LOAN MATURITY DATE"). Until such time as the Obligations relating to the Term Loan are indefeasibly paid in full in cash and fully performed, fifty percent (50%) of Borrower's Excess Cash Flow for each fiscal year shall be paid by Borrower to Lender and shall be applied by Lender to reduce the outstanding balance of the Obligations relating to the Term Loan all in accordance with the Loan Agreement.

         3. LATE FEE; DEFAULT RATE. (a) Notwithstanding any other provision of this Term Note or the Loan Agreement or any Loan Document, if any payment, interest, Obligation, fee, charge or other amount due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day such payment is due and payable, then Borrower shall pay to Lender a late charge equal to fifteen percent (15.0%) of the amount of such interest or other payment not timely made.

                  (b) Upon the occurrence of an Event of Default and during the continuation thereof, the Applicable Rate of interest in effect at such time with respect to the Obligations shall be increased by five percent (5.0%) per annum.

         4. LOAN AGREEMENT AND SECURITY AGREEMENT. (a) This Term Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by Lender to Borrower in the dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of Lender upon the occurrence of an Event of Default.

                  (b) This Term Note is a secured note, entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement dated as of even date herewith, between Borrower and Agent, and the other Security Documents (as such Security Agreement and other Security Documents have been heretofore and may hereafter be amended, supplemented or otherwise modified from time to time).

         5. PREPAYMENTS. This Term Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or


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prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

         6. PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY. If any payment to be made on or under this Term Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

         7. WAIVERS. The Borrower hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Term Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. The pleading of any statute of limitations as a defense to any demand against Borrower hereunder is expressly waived by Borrower. No cause of action or dealing, renewal or extension of this Term Note or any Loan Document or any rights hereunder or thereunder, release of Borrower or any Guarantor, or delay, failure or omission on Lender's part in enforcing this Term Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or under any other Loan Document affect the liability of Borrower or any Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver of any one or more defaults in the performance of any of the provisions of this Term Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

         8. EXERCISE OF RIGHTS. (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.

                  (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

         9. LAWFUL LIMITS. This Term Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which


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might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this Section 9 shall control to the extent any other provision of this Term Note or any Loan Document is inconsistent herewith.

         10. GOVERNING LAW. This Term Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of laws provisions.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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Executed as of the date first written above.

                            PSYCHIATRIC SOLUTIONS, INC.
                            PSYCHIATRIC SOLUTIONS OF ALABAMA, INC.
                            PSYCHIATRIC SOLUTIONS OF FLORIDA, INC.
                            PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC.
                            SOLUTIONS CENTER OF LITTLE ROCK, INC.
                            PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC.
                            PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC. PSI-EAP, INC.
                            SUNSTONE BEHAVIORAL HEALTH, INC.
                            THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC.
                            PSI HOSPITALS, INC.
                            PSI TEXAS HOSPITALS, LLC
                            PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC. AERIES HEALTHCARE CORPORATION
                            AERIES HEALTHCARE OF ILLINOIS, INC.
                            HOLLY HILL REAL ESTATE, LLC

                            By:      /s/ Steven T. Davidson
                                     -------------------------------------------
                            Name:    Steven T. Davidson
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------


                            TEXAS CYPRESS CREEK HOSPITAL, L.P.

                            By:   PSI Texas Hospitals, LLC,
                                  its general partner

                                  By:    /s/ Steven T. Davidson
                                        ---------------------------------------
                                  Name:  Steven T. Davidson
                                        ---------------------------------------
                                  Title: Vice President
                                        ---------------------------------------


                             TEXAS WEST OAKS HOSPITAL, L.P.

                             By:  PSI Texas Hospitals, LLC,
                                  its general partner

                                  By:     /s/ Steven T. Davidson
                                         --------------------------------------
                                  Name:   Steven T. Davidson
                                         --------------------------------------
                                  Title:  Vice President
                                         --------------------------------------

                        NEURO INSTITUTE OF AUSTIN, L.P.

                        By:  PSI Texas Hospitals, LLC,
                             its general partner

                             By:     /s/ Steven T. Davidson
                                -----------------------------------------
                             Name:   Steven T. Davidson
                                    -------------------------------------
                             Title:  Vice President
                                       ----------------------------------


                        CYPRESS CREEK REAL ESTATE, L.P.

                        By:  PSI Texas Hospitals, LLC,
                             its general partner

                             By:    /s/  Steven T. Davidson
                                -----------------------------------------
                             Name:  Steven T. Davidson
                                  ---------------------------------------
                             Title:  Vice President
                                   --------------------------------------

                        WEST OAKS REAL ESTATE, L.P.

                        By:  PSI Texas Hospitals, LLC,
                             its general partner

                             By:  /s/ Steven T. Davidson
                                -----------------------------------------
                             Name: Steven T. Davidson
                                  ---------------------------------------
                             Title:  Vice President
                                   --------------------------------------


                        NEURO REHAB REAL ESTATE, L.P.

                        By:  PSI Texas Hospitals, LLC,
                             its general partner

                             By:     /s/ Steven T. Davidson
                                ----------------------------------------
                             Name:   Steven T. Davidson
                                  --------------------------------------
                             Title:  Vice President
                                   -------------------------------------



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